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                               ARTICLES OF MERGER
                                     BETWEEN
                           XRG ACQUSITION SUB I, INC.
                            (A TENNESSEE CORPORATION)
                                       AND
                          EXPRESS FREIGHT SYSTEMS, INC.
                            (A TENNESSEE CORPORATION)

      Pursuant to Section 48-21-107 and 48-21-109 of the Tennessee Business Corporation Act, XRG Acquisition Sub I, Inc., a Tennessee corporation ("Sub") and Express Freight Systems, Inc., a Tennessee corporation (the "Company"), hereby adopt the following Articles of Merger:

      1. The attached Plan of Merger between Sub and the Company, which is incorporated hereby by reference, has been approved and adopted by each of the corporations in accordance with the provisions of Sections 48-21-104, 48-21-107, and 48-21-109 of the Tennessee Business Corporation Act provisions of the Florida Business Corporation Act.

      2. The Plan of Merger was adopted by the Board of Directors of Sub on April ___, 2004 and duly approved by the affirmative vote of the required percentage of all of the votes entitled to be cast by the shareholders of Sub on April ___, 2004, in accordance with the laws of the State of Tennessee; was duly approved by the Board of Directors of the Company on April ___, 2004, and was duly approved on April ___, 2004, by a majority of all of the vote entitled to be cast on the Plan of Merger by the shareholders of the Company entitled to vote thereon in accordance with the laws of the State of Tennessee.

      3. The Plan of Merger and the performance of the transactions contemplated thereby were duly authorized by all action required by the laws of Tennessee and by the Company's Articles of Incorporation.

      4. The Plan of Merger shall be effective upon filing of these Articles of Merger with the Secretary of state of the State of Tennessee.

      5. On the date of filing of these Articles of Merger, the Sub shall cease to exist as a separate corporation.

      IN WITNESS WHEREOF, each of the undersigned corporations has duly caused these Articles of Merger to be executed by their respective duly authorized officers as of this ___ day of April, 2004.

                                    XRG ACQUISITION SUB I, INC.

                                    By:
                                       _________________________________________
                                    Title:
                                          ______________________________________

                                    EXPRESS FREIGHT SYSTEMS, INC.

                                    By:
                                       _________________________________________
                                    Title:
                                           _____________________________________